Exhibit (a)(iii)

INDEPENDENT AUDITORS’ CONSENT

We consent to the incorporation by reference in Registration Statement No. 333-43616 of Sterion Incorporated on Form S-3 of our report dated November 26, 2003 on the financial statements of the Oxygen Business of Complient Corporation as of and for the years ended December 31, 2002 and 2001, appearing in this Current Report on Form 8-K/A of Sterion Incorporated.

/s/ DELOITTE & TOUCHE LLP

Cleveland, Ohio
February 6, 2004